Exhibit 99.2 PennyMac Mortgage Investment Trust First Quarter 2021 Earnings Report May 6, 2021Exhibit 99.2 PennyMac Mortgage Investment Trust First Quarter 2021 Earnings Report May 6, 2021

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of COVID-19, future loan delinquencies, forbearances and servicing advances and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; the impact to our CRT agreements of increased borrower requests for forbearance under the CARES Act; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or manmade disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the degree and nature of the Company’s competition; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; unanticipated increases or volatility in financing and other costs, including changes in interest rates; our substantial amount of indebtedness; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration, the U.S. Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government- sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only 1Q21 Earnings Report 2Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of COVID-19, future loan delinquencies, forbearances and servicing advances and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; the impact to our CRT agreements of increased borrower requests for forbearance under the CARES Act; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or manmade disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the degree and nature of the Company’s competition; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; unanticipated increases or volatility in financing and other costs, including changes in interest rates; our substantial amount of indebtedness; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration, the U.S. Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government- sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only 1Q21 Earnings Report 2

First Quarter Highlights • Net income attributable to common shareholders of $65.4 million; diluted earnings per common share of $0.67 • Segment pretax results: Credit Sensitive Strategies: $134.3 million; Interest Rate Sensitive Strategies: $(64.6) million; Correspondent Production: $35.6 million; Corporate: $(14.2) million – Strong correspondent segment results and continued improvement in the fair value of government- sponsored enterprise (GSE) credit risk transfer (CRT) investments due to credit spread tightening – Mortgage servicing rights (MSR) fair value gains more than offset by fair value declines on Agency mortgage-backed securities (MBS) and interest rate hedges due to significant prepayment activity and elevated hedge costs driven by market volatility • Dividend of $0.47 per common share, declared on March 24, 2021 and paid on April 29, 2021 • Book value per common share increased to $20.90 from $20.30 at December 31, 2020 • Investment activity driven by strong correspondent production volumes – Conventional correspondent loan production volumes of $33.8 billion in unpaid principal balance (UPB), down 11% from the prior quarter and up 109% from 1Q20 – Added $408 million in new MSRs – Sold remaining ESS investment to PennyMac Financial Services, Inc. (NYSE: PFSI) at fair value • Issued $1.4 billion in term debt, further strengthening PMT’s capital structure – $659 million of 3-year term notes issued to replace short-term securities repurchase agreements associated with PMT’s sixth CRT transaction – $350 million of 5-year Fannie Mae MSR term notes issued to replace short-term financing – Raised $345 million of new 5-year senior exchangeable notes 3 1Q21 Earnings ReportFirst Quarter Highlights • Net income attributable to common shareholders of $65.4 million; diluted earnings per common share of $0.67 • Segment pretax results: Credit Sensitive Strategies: $134.3 million; Interest Rate Sensitive Strategies: $(64.6) million; Correspondent Production: $35.6 million; Corporate: $(14.2) million – Strong correspondent segment results and continued improvement in the fair value of government- sponsored enterprise (GSE) credit risk transfer (CRT) investments due to credit spread tightening – Mortgage servicing rights (MSR) fair value gains more than offset by fair value declines on Agency mortgage-backed securities (MBS) and interest rate hedges due to significant prepayment activity and elevated hedge costs driven by market volatility • Dividend of $0.47 per common share, declared on March 24, 2021 and paid on April 29, 2021 • Book value per common share increased to $20.90 from $20.30 at December 31, 2020 • Investment activity driven by strong correspondent production volumes – Conventional correspondent loan production volumes of $33.8 billion in unpaid principal balance (UPB), down 11% from the prior quarter and up 109% from 1Q20 – Added $408 million in new MSRs – Sold remaining ESS investment to PennyMac Financial Services, Inc. (NYSE: PFSI) at fair value • Issued $1.4 billion in term debt, further strengthening PMT’s capital structure – $659 million of 3-year term notes issued to replace short-term securities repurchase agreements associated with PMT’s sixth CRT transaction – $350 million of 5-year Fannie Mae MSR term notes issued to replace short-term financing – Raised $345 million of new 5-year senior exchangeable notes 3 1Q21 Earnings Report

PMT Is Focused on Unique Investment Strategies in Three Segments

Correspondent Production

- Leading producer of conventional conforming mortgage loans
- Consistent gains in market share over PMT's more than 10-year history driven by operational excellence and high service levels
- Significant opportunity in the current environment

Interest Rate Sensitive Strategies

- MSR investments created through the securitization of conventional correspondent loan production
- Hedged with Agency MBS and other interest rate hedges
- Strong track record and discipline in hedging interest rate risk

Credit Sensitive Strategies

- Investments in credit risk on PMT's high-quality loan production
- In 2015, PMT began organically investing in innovative front-end GSE CRT investments and ceased new investments in 4Q20
- Approximately $48 billion in UPB of loans underlying PMT's CRT investments at March 31, 2021

PennyMac® 1Q21 Earnings Report | 4

Origination Market Remains Historically Strong (1) U.S. Mortgage Origination Market Rates Remain Low and Margins Remain Wide (UPB in trillions) (UPB in trillions) 5.0% $4.0 $3.6 4.0% 3.0% $2.6 $2.5 $1.9 $2.3 $0.8 2.0% $1.1 1.0% $1.7 $1.7 $1.5 $1.3 0.0% 2019 2020 2021E 2022E Purchase Refinance (2) (3) Average 30-year fixed rate mortgage Primary / Secondary Spread • Economic forecasts for 2021 total originations range from $3.3 trillion to $4.0 trillion, a large origination market by historical standards despite the recent increases in interest rates ‒ Purchase originations in each of 2021 and 2022 are expected to total $1.7 trillion, almost 40% higher than 2019 levels • Economic forecasts for 2022 total originations average $2.6 trillion, supported by a strong purchase market forecasted to total $1.7 trillion (1) Actual originations: Inside Mortgage Finance. Total originations forecast: Average of Mortgage Bankers Association (4/22/21), Fannie Mae (4/12/21), and Freddie Mac (4/14/21) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 2.98% as of 4/29/21 (3) Bloomberg: Difference between Freddie Mac US Mortgage Market Survey 30 Year Homeowner Commitment Rate (NMCMFUS) Index and the 30-Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index 5 1Q21 Earnings ReportOrigination Market Remains Historically Strong (1) U.S. Mortgage Origination Market Rates Remain Low and Margins Remain Wide (UPB in trillions) (UPB in trillions) 5.0% $4.0 $3.6 4.0% 3.0% $2.6 $2.5 $1.9 $2.3 $0.8 2.0% $1.1 1.0% $1.7 $1.7 $1.5 $1.3 0.0% 2019 2020 2021E 2022E Purchase Refinance (2) (3) Average 30-year fixed rate mortgage Primary / Secondary Spread • Economic forecasts for 2021 total originations range from $3.3 trillion to $4.0 trillion, a large origination market by historical standards despite the recent increases in interest rates ‒ Purchase originations in each of 2021 and 2022 are expected to total $1.7 trillion, almost 40% higher than 2019 levels • Economic forecasts for 2022 total originations average $2.6 trillion, supported by a strong purchase market forecasted to total $1.7 trillion (1) Actual originations: Inside Mortgage Finance. Total originations forecast: Average of Mortgage Bankers Association (4/22/21), Fannie Mae (4/12/21), and Freddie Mac (4/14/21) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 2.98% as of 4/29/21 (3) Bloomberg: Difference between Freddie Mac US Mortgage Market Survey 30 Year Homeowner Commitment Rate (NMCMFUS) Index and the 30-Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index 5 1Q21 Earnings Report

PMT Is Well-Positioned for a Changing Mortgage Market

PMT is uniquely positioned to capitalize on current and evolving investment environments given its scale and importance in the home ownership ecosystem

Correspondent Production Drives Organic MSR Creation

- Opportunity in conventional mortgages remains robust
- Even after recent increases, mortgage rates remain historically low
- Strong demographic and secular trends driving growth in home purchase activity
  - Correspondent channel has a strong orientation towards the purchase market
  - PMT, through its correspondent channel, has typically overindexed the overall purchase market

Favorable Competitive Dynamics

- Large banks continue to retreat from the mortgage market
  - Bank origination market share has declined from 75% in 2006 to 28% in 2020[2]
- Rising rates and declining margins are expected to increase sales from independent mortgage banks to correspondent aggregators as IMBs seek to reduce their cash-intensive retention of MSRs
  - PennyMac is the largest correspondent aggregator

Evolving GSE Landscape

- Changing GSE policies favor scaled and well-capitalized market participants
- Role of correspondent aggregators will be increasingly important
  - $1.5 billion annual limit per client on GSE cash window deliveries expected to drive more volume to aggregators
- Reduced GSE footprint will create heightened need for private capital
  - Limits on loans secured by investment properties or second homes
  - PMT private label securitization / capital markets expertise a competitive advantage

(1) Based on industry average purchase volume from 2017-2019
(2) Inside Mortgage Finance. Represents top 100 bank origination market share for 2020.

PennyMac® 1Q21 Earnings Report | 6

Successful Capital Deployment Into Attractive MSR Investments

Runoff from prepayments on CRT assets…



Net runoff of CRT assets (in millions)
$344
$318
$135
3Q20
4Q20
1Q21

…is offset by net new MSR investments…



Net new investments in MSR & ESS (in millions)
$207
$380
$216
3Q20
4Q20
1Q21

…resulting from strong conventional production volumes in PMT's leading correspondent production business



Conventional correspondent production (billions in UPB)
$27.4
$38.0
$33.8
3Q20
4Q20
1Q21

PennyMac® 1Q21 Earnings Report | 7

Recent Developments Related to PMT’s Capital Structure (1) CRT Financing • Issued $659 million of 3-year term notes associated ($ in millions) with PMT’s sixth CRT transaction $2,006 ‒ The entirety of PMT’s CRT investments is now financed (2) $657 mm due 2024 with term notes that do not contain margin call (2) $564 mm due 2023 provisions, providing stable financing throughout much (2) of the expected life of the asset $785 mm due 2022 Financing (1) MSR Financing • Issued $350 million in 5-year Fannie Mae MSR term ($ in millions) notes associated with PMT’s growing MSR portfolio $900 $100 mm in short-term financing ‒ Term financing more closely aligned to the expected life $350 mm due 2026 of the asset ‒ Short-term financing supports growth until additional $450 mm due 2022 term notes are issued Available Financing Unsecured Debt • Enhanced the capital structure with the private ($ in millions) placement of $345 million of senior exchangeable $555 (3) notes, at a rate of 5.5% per year $345 mm due 2026‒ Strong support from institutional investors, with an <365 day financing <365 day financing Term notes due 2026 upsize from $200 million initially offered Term notes due 2023 $210 mm due 2024 Term notes due 2023 ‒ Initial conversion price of $21.69 represents attractive premium to book value per share of $20.30 at Senior Exchangeable Notes December 31, 2020 (1) As of March 31, 2021 (2) All CRT term notes contain additional two-year extension options at PMT’s discretion, with the exception of $497 million due 2022 (3) Includes $45 million from the full exercise of the option by the initial purchasers 8 1Q21 Earnings ReportRecent Developments Related to PMT’s Capital Structure (1) CRT Financing • Issued $659 million of 3-year term notes associated ($ in millions) with PMT’s sixth CRT transaction $2,006 ‒ The entirety of PMT’s CRT investments is now financed (2) $657 mm due 2024 with term notes that do not contain margin call (2) $564 mm due 2023 provisions, providing stable financing throughout much (2) of the expected life of the asset $785 mm due 2022 Financing (1) MSR Financing • Issued $350 million in 5-year Fannie Mae MSR term ($ in millions) notes associated with PMT’s growing MSR portfolio $900 $100 mm in short-term financing ‒ Term financing more closely aligned to the expected life $350 mm due 2026 of the asset ‒ Short-term financing supports growth until additional $450 mm due 2022 term notes are issued Available Financing Unsecured Debt • Enhanced the capital structure with the private ($ in millions) placement of $345 million of senior exchangeable $555 (3) notes, at a rate of 5.5% per year $345 mm due 2026‒ Strong support from institutional investors, with an <365 day financing <365 day financing Term notes due 2026 upsize from $200 million initially offered Term notes due 2023 $210 mm due 2024 Term notes due 2023 ‒ Initial conversion price of $21.69 represents attractive premium to book value per share of $20.30 at Senior Exchangeable Notes December 31, 2020 (1) As of March 31, 2021 (2) All CRT term notes contain additional two-year extension options at PMT’s discretion, with the exception of $497 million due 2022 (3) Includes $45 million from the full exercise of the option by the initial purchasers 8 1Q21 Earnings Report

Run-Rate Return Potential from PMT's Investment Strategies

($ in millions, except EPS)	Annualized Return on Equity (ROE)	WA Equity Allocated (%)[1]
Credit sensitive strategies:		
GSE credit risk transfer	18.8%	21%
Other credit sensitive strategies	-8.4%	1%
Net credit sensitive strategies	**17.4%**	**22%**
Interest rate sensitive strategies:		
MSRs (incl. recapture)	16.8%	42%
Agency MBS	26.4%	6%
Non-Agency senior MBS (incl. jumbo)	20.0%	0%
Interest rate hedges[2]	-4.7%	0%
Net interest rate sensitive strategies	**13.3%**	**48%**
Correspondent production	**26.0%**	**10%**
Cash, short term investments, and other	1.4%	20%
Management fees & corporate expenses	-2.8%	
Net Corporate[3]	**-2.6%**	**20%**
Provision for income tax expense	-0.9%	
Net income	**9.4%**	**100%**
Dividends on preferred stock	**8.3%**	**13%**
Net income attributable to common shareholders	**9.5%**	**87%**
Average Diluted EPS per Quarter	**$ 0.50**	

- Represents the average annualized return and quarterly earnings potential PMT expects from its strategies over the next four quarters
- Slightly lower CRT return potential reflects credit spreads that have tightened
- Return potential from the interest rate sensitive strategies improved modestly, driven by expectations for higher carry on Agency MBS.
- Lower overall expected return driven by shift of equity allocation to interest rate sensitive strategies from correspondent production as a result of expectations for lower market volumes over the next year

Note: This slide presents estimates for illustrative purposes only, using PMT's base case assumptions (e.g., for credit performance, prepayment speeds, financing economics, and loss treatment for CRT transactions as described on slide 15), and does not contemplate significant changes or shocks to current market conditions. Actual results may differ materially.

(1) Equity allocated represents management's internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management's assessment of target leverage ratios and required capital or liquidity to support the investment.
(2) ROE calculated as a percentage of segment equity
(3) ROE calculated as a percentage of total equity

PennyMac® 1Q21 Earnings Report | 9

Mortgage Investment ActivitiesMortgage Investment Activities

Correspondent Production Highlights

- Correspondent acquisitions in 1Q21 totaled $51.2 billion in UPB, down 10% from the prior quarter and up 72% Y/Y
  - 66% conventional loans; 34% government loans
  - Conventional conforming acquisitions of $33.8 billion in UPB, down 11% Q/Q and up 109% Y/Y
  - Government acquisitions of $17.4 billion in UPB, down 8% Q/Q and up 28% Y/Y[1]
- Conventional lock volume was $34.0 billion in UPB, down 14% Q/Q and up 78% Y/Y[2]
- Leadership in the conventional correspondent market as a result of PennyMac's operational consistency in the channel
- April correspondent acquisitions totaled $18.5 billion in UPB; locks were $15.6 billion in UPB

Correspondent Production Volume and Mix

(UPB in billions)



$59.2
$56.9
$51.1
$51.2
$34.0
$29.8
$18.9
$17.4
$13.6
$16.2
$38.0
$33.8
1Q20
4Q20
1Q21
Conventional loans
Government loans(1)
Total locks

Key Financial Metrics	4Q20	1Q21
Pretax income as a percentage of interest rate lock commitments[2]	0.13%	0.10%
Fulfillment fee as a percentage of acquisitions funded[3]	0.19%	0.18%

Selected Operational Metrics	4Q20	1Q21
Correspondent seller relationships	714	727
Purchase money loans, as a % of total acquisitions	43%	41%

(1) For government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee
(2) Conventional conforming interest rate lock commitments
(3) Based on funded loans subject to fulfillment fees

PennyMac® 1Q21 Earnings Report | 11

Trends in MSR Investments



MSR and ESS Investments
($ in millions)
Carrying value on balance sheet
Related UPB
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$200,000
$160,000
$120,000
$80,000
$40,000
$0
$1,314
$157
$1,157
$1,341
$151
$1,190
$1,531
$143
$1,388
$1,887
$132
$1,755
$2,441
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
MSRs
ESS
UPB (right axis)

- MSR assets increased to $2.4 billion from $1.8 billion, driven by new investments resulting from strong conventional production volumes and fair value gains
  - $408 million in new MSR investments
  - UPB associated with MSR investments increased to $183.5 billion from $170.7 billion at December 31, 2020
- In 1Q21, PMT sold its remaining investment in ESS back to PFSI at its estimated fair value
  - Capital is expected to be redeployed into attractive MSR investments

PennyMac® 1Q21 Earnings Report | 12

Hedging Approach Central to PMT's Interest Rate Sensitive Investments

MSR and ESS Valuation Changes and Offsets

($ in millions)



MSR and ESS fair value change before realization of cash flows
Change in fair value of Agency MBS and Interest rate hedges
$871.1
($577.8)
($24.8)
($129.9)
$338.7
($448.0)
1Q20
4Q20
1Q21

- PMT seeks to manage interest rate risk exposure on a "global" basis, recognizing interest rate sensitivities across its investment strategies
- In 1Q21, MSR fair value increased $338 million
  - $380 million in fair value gains as a result of lower expectations for prepayment activity in the future driven by higher mortgage rates
  - Offset by $42 million in other valuation losses, primarily driven by elevated levels of prepayment activity
- Fair value declines on Agency MBS and interest rate hedges totaled $448 million
  - Hedge costs were $29 million in 1Q21 as a result of market volatility that also impacted hedge effectiveness
- Over time, our results have demonstrated successful hedging of mortgage servicing rights in volatile markets

PennyMac® 1Q21 Earnings Report | 13

Trends in PMT's Investments in GSE Credit Risk Transfer (CRT)

- The UPB of CRT investments declined significantly Q/Q as a result of elevated prepayments
  - Fair value gains largely offset the decline in asset value from prepayments
- 60+ day delinquency rate essentially unchanged Q/Q as the overall number of delinquent loans declined roughly in proportion with prepayments
- Cumulative lifetime losses decreased due to losses reversed related to L Street Securities 2017-PM1 – see slide 15



CRT Investments(1)
($ in millions)
Funded investments
Unfunded commitments
$3,128
$3,130
$2,821
$2,618
$2,581

Selected metrics for quarter ended[2]:	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021
Underlying UPB of loans ($ in billions)	$89.6	$80.5	$70.4	$58.7	$48.4
WA FICO	752	752	752	751	749
WA LTV	82.9%	82.8%	82.8%	82.9%	82.9%
60+ Days Delinquent as a % of outstanding UPB	0.33%	7.30%	6.02%	5.48%	5.46%
Net Realized losses (Losses reversed) ($ in millions)	$1.5	$2.7	$2.9	$108.4	($13.3)
Cumulative lifetime losses ($ in millions)	$10.3	$13.0	$15.9	$124.3	$110.9

Note: See slides 7-9, 15, 17-18, 21 and 25-29 for financial performance and additional details regarding CRT investments

(1) The fair value of CRT investments is reflected on PMT's balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable. Presented here on a pro forma basis that also includes the face amount of firm commitment to purchase CRT securities for each period shown.

(2) FICO and LTV metrics at origination for the population of loans remaining as of the date presented. Delinquent loans includes delinquent loans on forbearance plans.

PennyMac® 1Q21 Earnings Report | 14

Performance Update and Loss Mitigation Activity Related to PMT's CRT Investments

As of March 31, 2021		Face Amount (in millions)	Fair Value (in millions)	% of Total Fair Value	(Discount) / Premium (in millions)	Losses-to-date (in millions)
Scheduled loss	PMTT1, PMTT2 & PMTT3	$177	$156	6%	($20)	$7
Scheduled loss	L Street Securities 2017-PM1	$415	$461	18%	$46	$103
Actual loss	L Street Securities Trust 2019-PMT1	$383	$356	14%	($27)	$1
Actual loss	L Street Securities Trust 2020-PMT1	$1,690	$1,605	62%	($85)	$0

PMTT1-3:
If all presently delinquent loans proceeded unmitigated to 180 days or more delinquent, additional losses incurred would be approximately $34 million[1]

L Street Securities 2017-PM1:
$14 million in net losses reversed in 1Q21; $43 million of losses reversed more than offset $29 million in additional realized losses

- The majority of the remaining losses have the potential to reverse if the payment status of the related loan is reported as current after the conclusion of a CARES Act forbearance; as a result, the fair value exceeds the face amount
- We estimate an additional $32 million of these losses were eligible for reversal as of March 31st subject to review by Fannie Mae; we expect this amount to increase as additional borrowers exit forbearance and reperform
- We estimate that only $6 million of the losses outstanding at March 31st had no potential for reversal

- A variety of loss mitigation strategies are utilized to assist delinquent borrowers and because our scheduled loss transactions trigger a loss if a borrower becomes 180 days or more delinquent, we have deployed additional loss mitigation resources and provided assistance to borrowers at risk of breaching that threshold
- A COVID-19 payment deferral[2] has been the most common method of exiting forbearance to date
  - Under this program, a borrower defers the amount owed to the end of the loan term and is deemed to be current, and agrees to resume making regular monthly mortgage payments
- Faster prepayment speeds benefit PMT's CRT investments as payoffs of the associated loans reduce potential for realized losses and return principal at par for investments currently held at a discount

(1) As of March 31, 2021
(2) See https://www.fanniemae.com/here-help-homeowners/introducing-covid-19-payment-deferral

PennyMac®
1Q21 Earnings Report | 15

Financial ResultsFinancial Results

First Quarter Results and Return Contributions by Strategy

($ in millions)	Total Income Contribution[1]	Market-Driven Value Changes[2]	Income Excluding Market-Driven Value Changes[1][2]	WA Equity Allocated[3]	Annualized Return on Equity (ROE)[1]
Credit sensitive strategies:					
GSE credit risk transfer	$ 135.7	$ 98.1	$ 37.7	$ 632	86%
Other credit sensitive strategies	(1.5)	0.1	(1.6)	19	-31%
Net credit sensitive strategies	**$ 134.3**	**$ 98.2**	**$ 36.0**	**$ 651**	**83%**
Interest rate sensitive strategies:					
MSRs (incl. recapture)	$ 371.2	$ 337.7	$ 33.6		
ESS (incl. recapture)	2.6	1.0	1.5		
Agency MBS	(64.0)	(73.6)	9.7		
Non-Agency senior MBS (incl. jumbo)	0.0	-	0.0		
Interest rate hedges	(374.4)	(374.4)	-		
Net interest rate sensitive strategies	**$ (64.6)**	**$ (109.3)**	**$ 44.7**	**$ 912**	**-28%**
Correspondent production	**$ 35.6**		**$ 35.6**	**$ 475**	**30%**
Cash, short term investments, and other	$ 0.6		$ 0.6	$ 300	1%
Management fees & corporate expenses	(14.8)	n/a	(14.8)		-3%
Corporate[4]	**$ (14.2)**	**n/a**	**$ (14.2)**	**$ 300**	**-2%**
Benefit / (Provision) for income tax expense	$ (19.4)	$ -	$ (19.4)		
Net income	**$ 71.6**	**$ (11.1)**	**$ 82.7**	**$ 2,339**	**12%**
Dividends on preferred stock	**$ 6.2**			**$ 300**	**8%**
Net income attributable to common shareholders	**$ 65.4**			**$ 2,039**	**13%**
Diluted EPS	**$ 0.67**				

Note: Amounts may not sum exactly due to rounding

[1] Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation.

[2] Categorization of income as market-driven value changes based on management assessment. Income excluding market-driven value changes does not represent REIT taxable income.

[3] Equity allocated represents management's internal allocation. Certain financing balances and associated interest expenses are allocated between investments based on management's assessment of target leverage ratios and required capital or liquidity to support the investment.

[4] ROE calculated as a percentage of total equity

PennyMac® 1Q21 Earnings Report | 17

Performance of the GSE Credit Risk Transfer Investments in 1Q21

($ in millions)	(Loss) Income Contribution	Comments
Market-driven value changes:		
Valuation-related changes included in Net gain (loss) on investment	$ 98.1	• Reflects impact of credit spread tightening and elevated prepayment speeds
Income excluding market-driven value changes:		
Realized gains and carry included in Net gain (loss) on investment	42.7	• Spread income earned on CRT investments
Net losses reversed	13.3	• For L Street Securities 2017-PM1, $42.8 million in losses reversed were partially offset by $28.9 million in losses
Interest income	0.2	• Interest income on cash deposits securing CRT investments
Interest expense	(15.9)	• Financing expense related to CRT investments
Other expense	(2.5)	• Expenses to assist certain borrowers in mitigating loan delinquencies they incurred as a result of dislocations arising from the COVID-19 pandemic
	37.7	
Total income contribution	**$ 135.7**	

PennyMac®
1Q21 Earnings Report | 18

AppendixAppendix

Historical Earnings, Dividends and Book Value Per Share $20.90 $20.72 $1.50 $4.51 $20.00 $0.94 $1.00 $0.78 $0.71 $0.68 $0.67 $15.16 $0.55 $0.47 $0.50 $0.47 $0.47 $0.47 $0.47 $0.47 $0.40 $0.40 $15.00 $0.50 $0.25 $0.00 $10.00 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 -$0.50 $5.00 -$1.00 -$5.99 -$1.50 $0.00 (1) Diluted EPS Common Dividend Book value per share (2) ROE 14% 10% 14% 10% -119% 103% 19% 15% 13% • Repurchased 17.5 million common shares from 3Q15 through 4Q20 • Issued 39.2 million common shares through underwritten common equity offerings and our ATM program in 2019 and 2020 (1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period 20 1Q21 Earnings ReportHistorical Earnings, Dividends and Book Value Per Share $20.90 $20.72 $1.50 $4.51 $20.00 $0.94 $1.00 $0.78 $0.71 $0.68 $0.67 $15.16 $0.55 $0.47 $0.50 $0.47 $0.47 $0.47 $0.47 $0.47 $0.40 $0.40 $15.00 $0.50 $0.25 $0.00 $10.00 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 -$0.50 $5.00 -$1.00 -$5.99 -$1.50 $0.00 (1) Diluted EPS Common Dividend Book value per share (2) ROE 14% 10% 14% 10% -119% 103% 19% 15% 13% • Repurchased 17.5 million common shares from 3Q15 through 4Q20 • Issued 39.2 million common shares through underwritten common equity offerings and our ATM program in 2019 and 2020 (1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period 20 1Q21 Earnings Report

PMT's Investment Activity by Strategy During the Quarter

($ in millions)	Long-term mortgage asset	Asset carrying value at 12/31/20	Net new investments[5]	Fair value changes	Asset carrying value at 3/31/21
Credit Sensitive Strategies	Credit Risk Transfer[1]	$ 2,618	$ (135)	$ 98	$ 2,581
	Distressed Loans & REO[2]	$ 37	$ (11)	$ 0	$ 26
Interest Rate Sensitive Strategies	MSR & ESS[3]	$ 1,887	$ 216	$ 339	$ 2,441
	Agency MBS[4]	$ 2,214	$ (224)	$ (74)	$ 1,916
	Total	$ 6,755	$ (155)	$ 363	$ 6,964

Overall, PMT's invested equity increased as the equity for new MSR investments offset decreases related to other assets[7]

(1) The fair value of CRT investments is reflected on PMT's balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable.
(2) REO = Real estate acquired in settlement of loans. Net new investments reflect sales in performing and non-performing loans as a part of PMT's strategy to exit the investments. Includes $17.7 million in carrying value of REO at 3/31/21.
(3) ESS = Excess servicing spread
(4) MBS = Mortgage-backed securities. Net new investments represents rebalancing of the MBS portfolio (considered along with TBA hedges in managing PMT's interest rate risk) and runoff.
(5) Net new investments represents new investments net of sales, liquidations, and runoff
(7) Calculation is based on change in net new investments in funded assets and estimated funding haircuts

PennyMac® 1Q21 Earnings Report | 21

Interest Rate Sensitive Strategies Designed to Mitigate Interest Rate Volatility

Gain in value with increasing rates	Gain in value with decreasing rates
MSRs	Agency MBS

Interest Rate Hedges

Estimated Sensitivity to Changes in Interest Rates

At 3/31/21


% change in PMT's shareholders' equity
Instantaneous parallel shock in interest rates (in bps)
8%
6%
4%
2%
0%
-2%
-4%
-6%
-75
-50
-25
0
25
50
75
"Long" Assets[(1)]
MSRs and Hedges[(2)]
Net Exposure[(3)]

- PMT's interest rate risk exposure is managed on a "global" basis
  - Multiple mortgage-related investment strategies with complementary interest rate sensitivities
  - Utilization of financial hedge instruments
  - Contributes to stability of book value

(1) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets
(2) Includes MSRs, CRT, and Hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps
(3) Net Exposure represents the net position of the "Long" Assets and the MSRs/CRT and Hedges

PennyMac®
1Q21 Earnings Report | 22

Servicing Trends – Delinquencies & Advances for PMT's MSR Portfolio

30+ Day Delinquency Rate and Forbearance Trend[1]



6.3%
6.1%
1.1%
5.0%
4.7%
3.9%
0.6%
3.4%
3.5%
3.2%
1.1%
3.2%
2.6%
0.2%
2.3%
2.5%
1.9%
0.1%
1.8%
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Delinquent in Forbearance
Current in Forbearance
30+ Day Delinquency Rate

Forbearance Outcomes[2]



2.6%
0.4%
0.2%
0.1%
0.1%
1.8%
0.2%
1.9%
12/31/20
Re-performing
Active Loss Mitigation
Paid-in-full
30+ DQ not in forbearance
Extended
New forbearances
3/31/21
Beginning Period Forbearance
Ending Period Forbearance

- In PMT's conventional MSR portfolio, approximately 57,000 borrowers have been enrolled in a forbearance plan related to COVID-19
  - Through March 31st, approximately 30,000 borrowers have exited or are in the process of exiting their forbearance plan
- Servicing advances decreased to approximately $101 million at March 31, 2021, from $115 million at December 31, consistent with seasonal trends in the first quarter
  - No P&I advances are outstanding as prepayment activity remains sufficient to cover the GSEs' remittance obligations
- Of the 0.4% reduction in forbearance related to re-performing loans:
  - 0.3% were Payment Deferral Options
  - 0.1% were or became current

Note: Figures may not sum due to rounding
(1) Delinquency and forbearance data based on loan count (i.e. not UPB). As of 3/31/21, 30+ day delinquency units amounted 17,825, forbearance units amounted to 13,625, total portfolio units were 712,781, and portfolio UPB was $188 billion.
(2) Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance.

PennyMac® 1Q21 Earnings Report | 23

MSRs Asset Valuation Mortgage Servicing Unaudited Rights ($ in millions) At 3/31/21 Pool UPB $183,464 Pool weighted average coupon 3.43% Weighted-average pool prepayment speed 8.8% assumption (CPR) Weighted average servicing fee/spread 0.27% Fair value $2,441 As a multiple of servicing fee 4.89 24 1Q21 Earnings ReportMSRs Asset Valuation Mortgage Servicing Unaudited Rights ($ in millions) At 3/31/21 Pool UPB $183,464 Pool weighted average coupon 3.43% Weighted-average pool prepayment speed 8.8% assumption (CPR) Weighted average servicing fee/spread 0.27% Fair value $2,441 As a multiple of servicing fee 4.89 24 1Q21 Earnings Report

Return on Equity Contribution Return on Equity Contribution of the GSE of the GSE Credit Risk T Credit Risk Tr ransfer ansfer Investments Investments Annualized Return Annualized Return on on A Average verage CRT CRT Equity Equity 294.8% 89.3% 85.9% 54.5% 38.6% 38.5% 34.3% 31.5% 29.4% 28.9% 19.6% 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 -477.4% Average CRT (1) equity $452 $490 $446 $452 $476 $574 $586 $800 $621 $710 $635 $632 ($ in millions) (1) Equity allocated represents management’s internal allocation across segments and investment strategies 1Q21 Earnings Report 25Return on Equity Contribution Return on Equity Contribution of the GSE of the GSE Credit Risk T Credit Risk Tr ransfer ansfer Investments Investments Annualized Return Annualized Return on on A Average verage CRT CRT Equity Equity 294.8% 89.3% 85.9% 54.5% 38.6% 38.5% 34.3% 31.5% 29.4% 28.9% 19.6% 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 -477.4% Average CRT (1) equity $452 $490 $446 $452 $476 $574 $586 $800 $621 $710 $635 $632 ($ in millions) (1) Equity allocated represents management’s internal allocation across segments and investment strategies 1Q21 Earnings Report 25

Credit Risk Transfer – Balance Sheet Treatment

($ in thousands)	At March 31, 2021	
UPB of loans subject to guarantee obligation	**$ 48,403,684**	Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities
Carrying value of CRT arrangements:		
Deposits securing CRT arrangements	$ 2,664,420	Current cash collateralizing guarantee included in "Deposits securing credit risk transfer arrangements"
Derivative and credit risk transfer strip liabilities	$ (64,894)	Represents the fair value of expected future cash inflows related to assumption of credit risk net of expected future losses
Interest-only stripped security payable at fair value	$ (18,922)	Fair value of non-recourse liability issued by CRT trusts; represents value of interest-only payment after the maturity of PMT's investments
Fair value of CRT investments	**$ 2,580,604**	

PennyMac® 1Q21 Earnings Report | 26

CRT Financing Summary

Transaction	PMTT1, PMTT2 & PMTT3	L Street Securities 2017-PM1	L Street Securities Trust 2019-PMT1	L Street Securities Trust 2020-PMT1
Status	Funded	Funded	Funded	Funded
UPB[(1)] ($ in billions)	$3.5	$8.1	$6.6	$30.3
Face Amount[(1)] ($ in millions)	$176.6	$414.5	$383.2	$1,690.1
Financing[(1)]	• $139 million of 3-year term notes due March 2022	• $408 million of 4-year term notes due May 2023	• $152 million of 3-year term notes due October 2022 • $156 million of 3-year term notes due February 2023	• $497 million of 2-year term notes due December 2022 • $657 million of 3-year term notes due February 2024

- Term notes do not contain mark-to-market provisions
- Increased losses on CRT investments are not expected to accelerate amortization of the term notes
- Earliest maturity is March 2022; all notes contain optional two-year extensions, except $497 million of 2-year term notes due December 2022

(1) As of March 31, 2021

PennyMac®
1Q21 Earnings Report | 27

Assessment of Loss Varies by Transaction for PMT's CRT Investments

PMT CRT Transactions	Recourse Event / Loss Calculation	Loans in Forbearance
PMTT1, PMTT2 & PMTT3	Losses assesed pursuant to a scheduled-severity grid when loan becomes 180 days or more delinquent.	Mortgage Obligations become credit events at 180 days or more delinquent regardless of any grant of forbearance
L Street Securities 2017-PM1		Mortgage Obligations become credit events at 180 days or more delinquent. However, such losses will become reversed credit events if the payment status is reported as current at the conclusion of a forbearance period due to a casualty event (such as natural disaster, fire or theft) or up to 3 months thereafter if necessary[1]
L Street Securities Trust 2019-PMT1	Based on actual losses incurred for loans that default, including principal and interest loss, and other liquidation costs. Modifications that reduce payments also result in losses.	Loans in forbearance only impacted if there is an actual loss.
L Street Securities Trust 2020-PMT1		

[1] Fannie Mae has published clarification that the COVID-19 pandemic is a casualty event. Source: https://www.fanniemae.com/portal/funding-the-market/credit-risk/news/covid19-casualty-event-050120.html

PennyMac®
1Q21 Earnings Report | 28

PMT’s Investments in GSE Credit Risk Transfer (UPB in billions) PMTT1 (May 2015 - July 2015) PMTT2 (August 2015 - February 2016) PMTT3 (February 2016 - August 2016) At inception 3/31/2021 At inception 3/31/2021 At inception 3/31/2021 UPB $ 1.2 $ 0.3 UPB $ 4.2 $ 1.1 UPB $ 6.5 $ 2.1 Loan Count 4,113 1,333 Loan Count 15,146 4,958 Loan Count 21,467 8,487 67.6% 69.3% 71.4% 73.1% 68.6% 71.8% % Purchase % Purchase % Purchase (1) (1) (1) WA FICO 742 742 WA FICO 742 741 WA FICO 749 749 (1) (1) (1) WA LTV 81.3% 81.2% WA LTV 81.8% 81.4% WA LTV 81.4% 81.4% 60+ Days Delinquent Loan Count 50 60+ Days Delinquent Loan Count 167 60+ Days Delinquent Loan Count 321 60+ Days Delinquent % o/s UPB 4.250% 60+ Days Delinquent % o/s UPB 4.115% 60+ Days Delinquent % o/s UPB 4.396% 4 6 - 180+ Days Delinquent Loan Count 180+ Days Delinquent Loan Count 180+ Days Delinquent Loan Count Realized Losses ($k) $ 842 Realized Losses ($k) $ 3, 019 Realized Losses ($k) $ 3,434 L Street Securities 2017-PM1 (August 2016 - May 2018) L Street Securities Trust 2019-PMT1 (June 2018 - March 2019) L Street Securities 2020-PMT1 (April 2019 - September 2020) At inception 3/31/2021 At inception 3/31/2021 At inception 3/31/2021 (4) UPB $ 22.8 $ 8.1 UPB $ 23.6 $ 6.6 UPB $ 58.3 $ 30.3 (4) Loan Count 82,086 34,552 Loan Count 84,521 28,178 Loan Count 193,310 113,129 % Purchase 73.6% 73.1% % Purchase 81.7% 79.7% % Purchase 61.6% 61.4% (1) (1) (1) WA FICO WA FICO WA FICO 746 744 746 737 758 754 (1) (1) (1) WA LTV 82.5% 82.4% WA LTV 83.8% 84.1% WA LTV 82.5% 82.9% 60+ Days Delinquent Loan Count 1,741 60+ Days Delinquent Loan Count 2,300 60+ Days Delinquent Loan Count 4,383 60+ Days Delinquent % o/s UPB 6.034% 60+ Days Delinquent % o/s UPB 9.832% 60+ Days Delinquent % o/s UPB 4.486% 180+ Days Delinquent Loan Count 1,356 180+ Days Delinquent Loan Count 1,842 180+ Days Delinquent Loan Count 3,442 (2) (2) Principal Losses ($k) Principal Losses ($k) Realized Losses ($k)(5) $ 103,465 $ 142 $ 14 (3) (3) Interest Reduction ($k) Interest Reduction ($k) $ 44 2 $ 20 Total At inception 3/31/2021 UPB $ 116.5 $ 48.4 Loan Count 400,643 190,637 69.1% 66.6% % Purchase (1) WA FICO 752 749 (1) WA LTV 82.7% 82.9% 60+ Days Delinquent Loan Count 8,962 60+ Days Delinquent % o/s UPB 5.458% 6,650 180+ Days Delinquent Loan Count (2) Principal Losses ($k) $ 110,916 (3) Interest Reduction ($k) $ 461 (1) FICO and LTV metrics at origination (2) Losses due to liquidation of reference pool collateral (3) Interest reduction due to modification of reference pool collateral (4) Loans eligible for loss reversal are included as of 3/31/21 (5) Losses included for loans eligible for reversal as of 3/31/21 1Q21 Earnings Report 29PMT’s Investments in GSE Credit Risk Transfer (UPB in billions) PMTT1 (May 2015 - July 2015) PMTT2 (August 2015 - February 2016) PMTT3 (February 2016 - August 2016) At inception 3/31/2021 At inception 3/31/2021 At inception 3/31/2021 UPB $ 1.2 $ 0.3 UPB $ 4.2 $ 1.1 UPB $ 6.5 $ 2.1 Loan Count 4,113 1,333 Loan Count 15,146 4,958 Loan Count 21,467 8,487 67.6% 69.3% 71.4% 73.1% 68.6% 71.8% % Purchase % Purchase % Purchase (1) (1) (1) WA FICO 742 742 WA FICO 742 741 WA FICO 749 749 (1) (1) (1) WA LTV 81.3% 81.2% WA LTV 81.8% 81.4% WA LTV 81.4% 81.4% 60+ Days Delinquent Loan Count 50 60+ Days Delinquent Loan Count 167 60+ Days Delinquent Loan Count 321 60+ Days Delinquent % o/s UPB 4.250% 60+ Days Delinquent % o/s UPB 4.115% 60+ Days Delinquent % o/s UPB 4.396% 4 6 - 180+ Days Delinquent Loan Count 180+ Days Delinquent Loan Count 180+ Days Delinquent Loan Count Realized Losses ($k) $ 842 Realized Losses ($k) $ 3, 019 Realized Losses ($k) $ 3,434 L Street Securities 2017-PM1 (August 2016 - May 2018) L Street Securities Trust 2019-PMT1 (June 2018 - March 2019) L Street Securities 2020-PMT1 (April 2019 - September 2020) At inception 3/31/2021 At inception 3/31/2021 At inception 3/31/2021 (4) UPB $ 22.8 $ 8.1 UPB $ 23.6 $ 6.6 UPB $ 58.3 $ 30.3 (4) Loan Count 82,086 34,552 Loan Count 84,521 28,178 Loan Count 193,310 113,129 % Purchase 73.6% 73.1% % Purchase 81.7% 79.7% % Purchase 61.6% 61.4% (1) (1) (1) WA FICO WA FICO WA FICO 746 744 746 737 758 754 (1) (1) (1) WA LTV 82.5% 82.4% WA LTV 83.8% 84.1% WA LTV 82.5% 82.9% 60+ Days Delinquent Loan Count 1,741 60+ Days Delinquent Loan Count 2,300 60+ Days Delinquent Loan Count 4,383 60+ Days Delinquent % o/s UPB 6.034% 60+ Days Delinquent % o/s UPB 9.832% 60+ Days Delinquent % o/s UPB 4.486% 180+ Days Delinquent Loan Count 1,356 180+ Days Delinquent Loan Count 1,842 180+ Days Delinquent Loan Count 3,442 (2) (2) Principal Losses ($k) Principal Losses ($k) Realized Losses ($k)(5) $ 103,465 $ 142 $ 14 (3) (3) Interest Reduction ($k) Interest Reduction ($k) $ 44 2 $ 20 Total At inception 3/31/2021 UPB $ 116.5 $ 48.4 Loan Count 400,643 190,637 69.1% 66.6% % Purchase (1) WA FICO 752 749 (1) WA LTV 82.7% 82.9% 60+ Days Delinquent Loan Count 8,962 60+ Days Delinquent % o/s UPB 5.458% 6,650 180+ Days Delinquent Loan Count (2) Principal Losses ($k) $ 110,916 (3) Interest Reduction ($k) $ 461 (1) FICO and LTV metrics at origination (2) Losses due to liquidation of reference pool collateral (3) Interest reduction due to modification of reference pool collateral (4) Loans eligible for loss reversal are included as of 3/31/21 (5) Losses included for loans eligible for reversal as of 3/31/21 1Q21 Earnings Report 29

Correspondent Production Acquisitions and Locks by Product

(UPB in millions)	1Q20	2Q20	3Q20	4Q20	1Q21
Acquisitions					
Conventional Conforming	$ 16,153	$ 18,900	$ 27,351	$ 37,986	$ 33,762
Government	13,616	10,991	16,977	18,923	17,440
Total Correspondent Acquisitions	**$ 29,768**	**$ 29,890**	**$ 44,328**	**$ 56,908**	**$ 51,202**
PFSI's Direct Lending Loans Acquired by PMT	$ 1,881	$ -	$ -	$ -	$ -
Total Acquisitions	**$ 31,649**	**$ 29,890**	**$ 44,328**	**$ 56,908**	**$ 51,202**
Locks					
Conventional Conforming	$ 19,109	$ 24,804	$ 34,363	$ 39,451	$ 33,998
Government	14,871	12,920	20,167	19,728	17,064
Total Locks	**$ 33,980**	**$ 37,725**	**$ 54,531**	**$ 59,179**	**$ 51,062**

Note: Conventional Conforming, Government, and Non-Agency acquisitions exclude PennyMac Financial's Direct Lending Loans Acquired by PMT.

PennyMac® 1Q21 Earnings Report | 30